UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2012, the Board of Directors of Pharmacyclics, Inc. (the “Company”) approved a change in the Company’s fiscal year end from June 30 to December 31, effective December 31, 2012.  As a result of this change, the Company expects to file a transition report on Form 10-KT for the six months period from June 30, 2012 to December 31, 2012.  The Company’s next fiscal year will end on December 31, 2013.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting was held on November 9, 2012.  The following three matters were put forth to the stockholders to be voted on: (1) the election of seven (7) directors to serve until the 2013 annual meeting and until their successors are duly elected and qualified; (2) a proposal to consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers; and (3) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.  All directors were elected, proposal two was approved and proposal three was ratified.

The total number of shares of Common Stock voted in person or by proxy at the 2012 Annual Meeting was 65,571,808, representing 93.85% of the 69,570,808 shares outstanding and entitled to vote at the 2012 Annual Meeting.  Each of the matters submitted to a vote of the Company’s stockholders at the 2012 Annual Meeting was approved by the requisite vote of the Company’s stockholders.  Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Nominee	For	Withheld	Broker Non-votes
Robert F. Booth, Ph.D.	55,517,099	572,827	9,205,539
Kenneth A. Clark	55,314,230	775,696	9,205,539
Robert W. Duggan	55,848,981	240,945	9,205,539
Eric H. Halvorson	56,008,855	81,071	9,205,539
Minesh P. Mehta, M.D.	44,600,182	11,849,744	9,205,539
David D. Smith, Ph.D.	56,036,082	53,844	9,205,539
Richard A. van den Broek	53,439,932	2,649,994	9,205,539

Proposal	For	Against	Abstain	Broker Non-Votes
Approval of an advisory resolution regarding the compensation of the Company’s named executive officers	55,869,968	188,595	25,865	9,205,539
Ratification of the appointment of PricewaterhouseCoopers LLP	64,940,388	327,576	22,003	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

November 14, 2012
PHARMACYCLICS, INC.

	By:	/s/ Joshua T. Brumm
		Name:	Joshua T. Brumm
		Title:	Executive Vice President, Finance